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                                                                   EXHIBIT 99.02

                                                                  EXECUTION COPY
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                          BANK ONE, LOUISIANA, N.A.,
                          as Transferor and Servicer,

                                      and

                             THE BANK OF NEW YORK,
                                  as Trustee


                                AMENDMENT NO. 1


                         Dated as of November 16, 1998


                                 Amending the

                        POOLING AND SERVICING AGREEMENT

                          Dated as of August 1, 1997

                      between the Transferor and Servicer
                                and the Trustee

                                Relating to the

                      FIRST NBC CREDIT CARD MASTER TRUST
                               and amending the

                                  SUPPLEMENTS
           for all Series of Investor Certificates issued thereunder




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                                AMENDMENT NO. 1
                   TO POOLING AND SERVICING AGREEMENT AND TO
                            SUPPLEMENTS THEREUNDER


          AMENDMENT NO. 1 (this "AMENDMENT"), dated as of November 16, 1998 (the "EFFECTIVE DATE"), to the POOLING AND SERVICING AGREEMENT dated as of August 1, 1997 (the "POOLING AGREEMENT"), between BANK ONE, LOUISIANA, N.A. (as successor to First National Bank of Commerce), as the Transferor and the Servicer, and THE BANK OF NEW YORK, as the Trustee, relating to the FIRST NBC CREDIT CARD MASTER TRUST and to each Supplement for a Series of Investor Certificates issued thereunder outstanding on the Effective Date.

          Each capitalized term that is used, but not defined, herein shall have the meaning specified in the Pooling Agreement.

          WHEREAS, the Transferor, the Servicer and the Trustee wish to amend the Pooling Agreement (in the manner set forth below) to provide that, beginning on the Effective Date, (i) First USA Bank, N.A., shall replace Bank One, Louisiana, N.A. as Transferor and Servicer under the Pooling Agreement and (ii) additional certain transfers of the Transferor's Interest will be permitted under the conditions set forth herein;

          WHEREAS, First USA Bank, N.A., has agreed to assume all of Bank One, Louisiana, N.A.'s rights, obligations and liabilities as Transferor and Servicer under the Pooling Agreement;

          WHEREAS, the Transferor and the Servicer wish to amend the Supplements for each Series of Investor Certificates issued under the Pooling Agreement which is outstanding on the Effective Date;

          WHEREAS, pursuant to Section 13.1(a) of the Pooling Agreement, each such amendment may be effected without the consent of any of the Certificateholders subject to the satisfaction of the conditions set forth in
Section 5 thereof;

          NOW, THEREFORE, pursuant to Section 13.1(a) of the Pooling Agreement, the Transferor, the Servicer and the Trustee hereby agree as follows:

          1. AMENDMENT OF SECTION 1.01 OF THE POOLING AGREEMENT. As of the Effective Date, the definition of the term "FIRST NBC" appearing in Section 1.1 of the Pooling Agreement is hereby deleted and the term Transferor is hereby amended and restated in its entirety to read as follows:

          (a)  "TRANSFEROR" shall mean First USA Bank, N.A.

          2. AMENDMENT OF SUBSECTION 6.9(B) OF THE POOLING AGREEMENT. As of the Effective Date, subsection 6.9(b) of the Pooling Agreement shall be amended by adding the following paragraph at the end thereof:
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               Notwithstanding any other provision of this Agreement, the
          Transferor may grant participations in the Transferor Interest provided that the Trustee shall have received an Opinion of Counsel that such transfer (i) does not adversely affect the conclusions reached in any of the federal income tax opinions dated the applicable Closing Date issued in connection with the original issuance of any Series of Investor Certificates and (ii) will not cause the Trust to be deemed to be an association or "publicly traded partnership" (within the meaning of Section 7704(b) of the Code) taxable as a corporation.

          3.   AMENDMENT OF SECTION 2 OF EACH SUPPLEMENT.

          (a) As of December 1, 1998, the definition of the term "NET SERVICING FEE RATE" appearing in Section 2 of each Supplement for a Series of Investor Certificates that is outstanding on the Effective Date is hereby amended and restated in its entirety to read as follows:

               "NET SERVICING FEE RATE" shall mean (i) for so long as the Transferor or any Affiliate thereof is the Servicer under the Agreement, 0.75% per annum, (ii) for so long as The Bank of New York (or its agent) is the Servicer under the Agreement, 1.25% per annum and (iii) if any other Person is the Servicer under the Agreement, 2.00%.

          (b) As of December 1, 1998, the definition of the term "SERIES SERVICING FEE PERCENTAGE" appearing in Section 2 of each Supplement for a Series of Investor Certificates that is outstanding on the Effective Date is hereby amended and restated in its entirety to read as follows:

               "SERIES SERVICING FEE PERCENTAGE" shall mean (i) for so long as the Transferor or any Affiliate thereof is the Servicer under the Agreement, 1.50% and (ii) if any other Person is the Servicer under the Agreement, 2.00%.

          (c) As of December 1, 1998, the definition of the term "BASE RATE" appearing in Section 2 of each Supplement for a Series of Investor Certificates that is outstanding on the Effective Date is hereby amended by replacing the words "the Series Servicing Fee Percentage " in such definition with "2.00%".

          4. CHANGE OF REFERENCES AND EXCHANGE OF BANK CERTIFICATE. All references to "First National Bank of Commerce" or to "First NBC." in the Pooling Agreement, including all Supplements and exhibits thereto, shall, as of the Effective Date, be references to "First USA Bank, N.A."; provided, however, that the Trust will continue to be named and known as the "First NBC Credit Card Master Trust".

          5. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:
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          (a)  the Transferor shall have received written notice from each
     Rating Agency that the Rating Agency Condition to the effectiveness of this Amendment has been satisfied with respect to each outstanding Series or Class to which it is a Rating Agency;

          (b) the Transferor shall have delivered copies of each such written notice to the Servicer and the Trustee; and

          (c) the Transferor shall have delivered to the Trustee an Officer's Certificate of the Seller stating that the Transferor reasonably believes that this Amendment will not adversely affect in any material respect the interests of any Investor Holders.

          6. CONVEYANCE OF RECEIVABLES. The Transferor hereby confirms the grant of security interest to and under the Receivables as set forth in Section
2.1 of the Pooling Agreement and does hereby grant a security interest in the Receivables in connection with the Accounts, including without limitation, the Accounts identified in the Account Schedule delivered to the Trustee by Transferor pursuant to Section 2.1 of the Pooling Agreement on or before August 7, 1997 and the Account Schedule delivered to the Trustee by Transferor pursuant to Section 2.6 of the Pooling Agreement on or before September 30, 1998.

          7. NO FURTHER AMENDMENTS. Except as amended hereby, the Pooling Agreement and each Supplement thereto shall remain unmodified and in full force and effect.

          8. GOVERNING LAW. This Amendment, the Pooling Agreement and each Supplement thereto, as amended hereby, shall be construed in accordance with the laws of the State of New York, without reference to its conflict-of-laws provisions; and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          9. COUNTERPARTS. This Amendment may be executed in counterparts, all of which, together, shall constitute one and the same agreement.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers.



                              BANK ONE, LOUISIANA, N.A.,
                              as the Transferor and the Servicer


                              By: /s/ G. Lee Griffin
                                  ------------------
                                 Name:  G. Lee Griffin
                                 Title: President and Chief Executive Officer


                              THE BANK OF NEW YORK,
                              as Trustee


                              By:  /s/ Reyne A. Macadaeg
                                   ---------------------
                                 Name:  Reyne A. Macadaeg
                                 Title: Vice President


                              Acknowledged and agreed to, including the assumption by the undersigned of all rights, obligations and liabilities of the Transferor and the Servicer under the aforementioned agreements, as of the Effective Date.


                              FIRST USA BANK, N.A.



                              By:  /s/ Rebekah A. Sayers
                                   ---------------------
                                 Name:  Rebekah A. Sayers
                                 Title: Vice President



 [Signature Page to the Amendment No. 1 to the Pooling and Servicing Agreement]